EXHIBIT 99.1

MURPHY OIL CORPORATION ANNOUNCES SECOND QUARTER RESULTS
Delivered Sequential Increase in Production to 190 MBOEPD and 90 MBOPD
Returned Over $190 Million to Shareholders in First Half 2025

HOUSTON, Texas, August 6, 2025 – Murphy Oil Corporation (NYSE: MUR) today announced its financial and operating results for the second quarter ended June 30, 2025.
Unless otherwise noted, the financial and operating highlights and metrics discussed in this commentary exclude noncontrolling interest (NCI). 1

(Millions of dollars, except volumes and per share amounts)	Three months ended June 30, 2025
Net income attributable to Murphy [1]	$22.3
Net income attributable to Murphy per common share - Diluted	$0.16
Adjusted net income from continuing operations attributable to Murphy (Non-GAAP) [2]	$38.5
Adjusted net income from continuing operations per average common share -Diluted (Non-GAAP) [2]	$0.27
Adjusted EBITDA attributable to Murphy (Non-GAAP) [2]	$334.9
Adjusted EBITDAX attributable to Murphy (Non-GAAP) [2]	$345.2
Net cash provided by continuing operations activities	$358.1
Free cash flow (Non-GAAP) [2]	$17.8
Oil production, net (BOPD) [1,3]	89,530
Total production, net (BOEPD) [1,3]	189,677
Accrued capital expenditures (CAPEX) [1]	$250.8
Lease operating expense ($/BOE) [1,4]	$11.80
1 From continuing operations and excludes amounts attributable to a noncontrolling interest in MP Gulf of Mexico, LLC (MP GOM).
2 Adjusted net income from continuing operations attributable to Murphy, adjusted earnings before interest, taxes, depreciation and amortization attributable to Murphy (adjusted EBITDA), adjusted EBITDA less exploration expense attributable to Murphy (adjusted EBITDAX), and free cash flow are non-GAAP financial measures and are not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations can be found in the attached schedules.
3 Barrels of oil per day (BOPD) and barrels of oil equivalent per day (BOEPD).
4 Lease operating expense per barrel of oil equivalent sold for total oil and gas continuing operations.

Highlights for the second quarter include:
•Delivered sequential increase in production to 190,000 BOEPD and 90,000 BOPD; production outperformed high-end of guidance on strong new well productivity
•Returned $46 million to shareholders through quarterly dividend
•Reaffirmed full year CAPEX guidance at the midpoint of the range; full year total company production now trending at the midpoint of the range
Subsequent to the second quarter:
•Declared quarterly dividend of $0.325 per share or $1.30 per share annualized
•Closed Eagle Ford Shale acquisition for $23 million on July 1st
•Signed rig contract for Côte d’Ivoire three-well exploration program
•Published the 2025 Sustainability Report
“I am very pleased with our solid operational results in the second quarter which were achieved through strong new onshore well performance, continued Gulf of America workover progress, and field development execution at Lac Da Vang (Golden Camel). It’s an exciting time at Murphy as we look ahead to significant exploration and appraisal catalysts in the second half of the year,” said Eric M. Hambly, President and Chief Executive Officer. “In addition, this quarter we have introduced a Quarterly Stockholder Update which provides deeper insights and leadership perspectives on our business.”
RETURN OF CAPITAL
In the second quarter of 2025, return of capital totaled $46 million through the quarterly dividend. Through the first half of 2025, Murphy has returned $193 million to shareholders, which includes $100 million of share repurchases and $93 million in dividends.
The company had $550 million remaining under its share repurchase authorization and 142.7 million shares outstanding as of June 30, 2025.
FINANCIAL POSITION
Murphy had approximately $1.5 billion of liquidity on June 30, 2025, comprised of $1.15 billion undrawn under the $1.35 billion senior unsecured credit facility and $380 million of cash and cash equivalents, inclusive of NCI.
As of June 30, 2025, Murphy’s total debt of $1.48 billion was comprised of long-term, fixed-rate notes and $200 million drawn under the senior unsecured credit facility. The fixed-rate notes had a weighted average maturity of 8.9 years and a weighted average coupon of 6.1 percent.

ONSHORE OPERATIONS SUMMARY
In the second quarter of 2025, the onshore business produced approximately 118 MBOEPD, which included 31 percent liquids volumes.

Onshore	Oil Production (BOPD)	Total Production (BOEPD)	New Wells Online (Operated)
Eagle Ford Shale	29,000	39,000	24
Tupper Montney	—	75,000	5
Kaybob Duvernay	2,000	4,000	—
OFFSHORE OPERATIONS SUMMARY
Excluding NCI, in the second quarter of 2025, the offshore business produced approximately 72 MBOEPD, which included 82 percent oil.

Offshore	Oil production (BOPD)	Total Production (BOEPD)
Gulf of America	53,000	66,000
Canada	6,000	6,000
Gulf of America – Murphy completed the Samurai #3 workover and returned the well to production early in the second quarter. The Khaleesi #2 workover was completed and returned to production early in the third quarter.
Vietnam – During the second quarter, Murphy continued to advance the Lac Da Vang (Golden Camel) field development and the project remains on schedule for first oil in the second half of 2026. The total project has now achieved 2.5 million work hours with zero Lost Time Injuries.

2025 CAPITAL EXPENDITURE AND PRODUCTION GUIDANCE
The table below illustrates third quarter 2025 production guidance by area.

3Q 2025 Guidance
Producing Asset	Oil (BOPD)	NGLs (BOPD)	Natural Gas (MCFD)	Total (BOEPD)
Eagle Ford Shale	33,200	6,200	33,500	45,000
Gulf of America, excl. NCI	45,600	3,600	46,800	57,000
Tupper Montney	200	—	450,800	75,300
Kaybob Duvernay	4,500	500	8,500	6,400
Offshore Canada	5,000	—	—	5,000
Other	300	—	—	300

Total Net Production, excl. NCI [1] (BOEPD)		185,000 to 193,000
Exploration Expense ($ MM)		$40

Full Year 2025 Guidance
Total Net Production, excl. NCI [2] (BOEPD)		174,500 to 182,500
Capital Expenditures, excl. NCI [3] ($ MM)		$1,135 to $1,285

¹ Excludes noncontrolling interest of MP GOM of 5,300 BOPD of oil, 300 BOPD of NGLs and 1,900 MCFD natural gas
² Excludes noncontrolling interest of MP GOM of 5,600 BOPD of oil, 200 BOPD of NGLs and 1,700 MCFD natural gas
³ Excludes noncontrolling interest of MP GOM of $40 million
The table below details the 2025 CAPEX plan by quarter.

2025 CAPEX [1] by Quarter ($ MM)
1Q 2025A	2Q 2025A	3Q 2025E	4Q 2025E	FY 2025E
$403[2]	$251	$260[3]	$296	$1,210[2,3]
1 Accrual CAPEX, based on midpoint of guidance range and excluding NCI
2 Includes net acquisition CAPEX of $104 million for the Pioneer FPSO and $1.4 million for non-operated working interests near the Zephyrus field in the Gulf of America
3 Excludes $23 million Eagle Ford Shale acquisition
The table below details the 2025 onshore well delivery plan by quarter.

2025 Onshore Wells Online
	1Q 2025A	2Q 2025A	3Q 2025E	4Q 2025E	2025E Total
Eagle Ford Shale	-	24	10	-	34
Kaybob Duvernay	-	-	4	-	4
Tupper Montney	5	5	-	-	10
Non-Op Eagle Ford Shale	1	10	7	-	18
Note: All well counts are shown gross. Eagle Ford Shale non-operated working interest averages 21 percent.

CONFERENCE CALL AND WEBCAST SCHEDULED FOR AUGUST 7, 2025
Murphy will host a conference call to discuss second quarter 2025 financial and operating results on Thursday, August 7, 2025, at 9:00 a.m. ET. The call can be accessed either via the Internet through the events calendar on the Murphy Oil Corporation Investor Relations website at http://ir.murphyoilcorp.com or via telephone by dialing toll free 1-800-717-1738, reservation number 30769. For additional information, please refer to the Second Quarter 2025 Earnings Presentation and Quarterly Stockholder Update available under the News and Events section of the Investor Relations website.
FINANCIAL DATA
Summary financial data and operating statistics for second quarter 2025, with comparisons to the same period from the previous year, are contained in the attached schedules. Additionally, a schedule indicating the impacts of items affecting comparability of results between periods and a reconciliation of the non-GAAP financial measures of adjusted net income from continuing operations attributable to Murphy, EBITDA, EBITDAX, adjusted EBITDA, adjusted EBITDAX, free cash flow and adjusted free cash flow to the most directly comparable GAAP financial measures for such periods are also included.
ABOUT MURPHY OIL CORPORATION
Murphy Oil Corporation is an independent oil and natural gas company with a multi-basin onshore and offshore portfolio and significant exploration opportunities. The company has more than a century-long history of demonstrating strong execution and innovative, full-cycle development capabilities with a focus on value creation that drives shareholder returns. Murphy’s foresight and financial discipline, along with its culture of adaptability and accountability, will allow the company to continue its outstanding legacy and exceptional reputation. The company’s current operations include extensive inventory located onshore in the Eagle Ford Shale, Tupper Montney and Kaybob Duvernay, as well as offshore in the Gulf of America and Canada. Murphy also strives to create long-term shareholder value through offshore exploration and development in the Gulf of America, Vietnam and Côte d’Ivoire. Additional information can be found on the company’s website at www.murphyoilcorp.com.
FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance. In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward-looking statements. Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward-looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward-looking statements, include, but are not limited to: macro conditions in the oil and natural gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices; geopolitical concerns; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; the impact on our operations or market of health pandemics such as COVID-19 and related government responses; other natural hazards impacting our operations or markets; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; or adverse developments in the US or global capital markets, credit markets, banking system or economies in general, including inflation, trade policies, tariffs and other trade restrictions. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see “Risk Factors” in our most recent Annual Report on Form 10-K filed with the US Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http://ir.murphyoilcorp.com. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website. We may use these channels to distribute material information about the company; therefore, we encourage investors, the media, business partners and others interested in the company to review the information we post on our website. The information on our website is not part of, and is not incorporated into, this news release. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES
This news release contains certain non-GAAP financial measures that management believes are useful tools for internal use and the investment community in evaluating Murphy Oil Corporation’s overall financial performance. These non-GAAP financial measures are broadly used to value and compare companies in the crude oil and natural gas industry. Not all companies define these measures in the same way. In addition, these non-GAAP financial measures are not a substitute for financial measures prepared in accordance with US generally accepted accounting principles (GAAP) and should therefore be considered only as supplemental to such GAAP financial measures. Please see the attached schedules for reconciliations of the differences between the non-GAAP financial measures used in this news release and the most directly comparable GAAP financial measures.
1In accordance with GAAP, Murphy reports the 100 percent interest, including a 20 percent noncontrolling interest (NCI), in its subsidiary, MP Gulf of Mexico, LLC (MP GOM). The GAAP financials include the NCI portion of revenue, costs, assets and liabilities and cash flows. Unless otherwise noted, the financial and operating highlights and metrics discussed in this news release, but not the accompanying schedules, exclude the NCI, thereby representing only the amounts attributable to Murphy.

Investor Contacts:
InvestorRelations@murphyoilcorp.com
Kyle Sahni, 281-675-9369
Beth Heller, 281-675-9363

MURPHY OIL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Thousands of dollars, except per share amounts)	2025	2024	2025	2024
Revenues and other income
Revenue from production	$683,065	$797,510	$1,355,795	$1,592,113
Sales of purchased natural gas	—	3,497	—	3,742
Total revenue from sales to customers	683,065	801,007	1,355,795	1,595,855
Gain on derivative instruments	10,808	—	1,349	—
Gain on sale of assets and other operating income	1,697	1,764	4,137	3,328
Total revenues and other income	695,570	802,771	1,361,281	1,599,183
Costs and expenses
Lease operating expenses	215,554	259,628	420,633	493,892
Severance and ad valorem taxes	10,828	10,417	19,478	20,503
Transportation, gathering and processing	54,070	53,470	102,921	110,023
Costs of purchased natural gas	—	2,987	—	3,147
Exploration expenses, including undeveloped lease amortization	10,399	42,677	24,887	87,106
Selling and general expenses	36,919	22,893	67,834	54,054
Depreciation, depletion and amortization	259,324	215,543	453,484	426,677
Accretion of asset retirement obligations	14,432	13,053	28,477	25,827
Impairment of assets	—	—	—	34,528
Other operating expense (income)	1,833	(2,219)	7,462	5,047
Total costs and expenses	603,359	618,449	1,125,176	1,260,804
Operating income from continuing operations	92,211	184,322	236,105	338,379
Other income (loss)
Other income (loss)	(32,304)	26,245	(29,902)	37,796
Interest expense, net	(25,053)	(20,986)	(48,576)	(41,007)
Total other income (loss)	(57,357)	5,259	(78,478)	(3,211)
Income from continuing operations before income taxes	34,854	189,581	157,627	335,168
Income tax expense	1,032	32,676	33,754	62,733
Income from continuing operations	33,822	156,905	123,873	272,435
Income (loss) from discontinued operations, net of income taxes	1,302	(643)	669	(1,515)
Net income including noncontrolling interest	35,124	156,262	124,542	270,920
Less: Net income attributable to noncontrolling interest	12,844	28,523	29,226	53,179
NET INCOME ATTRIBUTABLE TO MURPHY	$22,280	$127,739	$95,316	$217,741
NET INCOME (LOSS) PER COMMON SHARE – BASIC
Continuing operations	$0.15	$0.84	$0.66	$1.44
Discontinued operations	0.01	—	—	(0.01)
Net income	$0.16	$0.84	$0.66	$1.43
NET INCOME (LOSS) PER COMMON SHARE – DILUTED
Continuing operations	$0.15	$0.83	$0.66	$1.43
Discontinued operations	0.01	—	—	(0.01)
Net income	$0.16	$0.83	$0.66	$1.42
Cash dividends per common share	$0.325	$0.300	$0.650	$0.600
Average common shares outstanding (thousands)
Basic	142,721	152,153	143,502	152,409
Diluted	143,216	153,144	144,144	153,480

MURPHY OIL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Thousands of dollars)	2025	2024	2025	2024
Operating Activities
Net income including noncontrolling interest	$35,124	$156,262	$124,542	$270,920
Adjustments to reconcile net income to net cash provided by continuing operations activities
Depreciation, depletion and amortization	259,324	215,543	453,484	426,677
Accretion of asset retirement obligations	14,432	13,053	28,477	25,827
Long-term non-cash compensation	12,111	11,972	22,016	21,823
Deferred income tax expense	4,873	34,450	21,216	53,928
Amortization of undeveloped leases	2,255	2,985	3,909	5,778
Mark-to-market (gain) loss on derivative instruments	(10,287)	—	(1,371)	—
Unsuccessful exploration well costs and previously suspended exploration costs	(966)	25,843	(776)	58,280
(Income) loss from discontinued operations	(1,302)	643	(669)	1,515
Impairment of assets	—	—	—	34,528
Other operating activities, net	11,797	(18,578)	(2)	(33,959)
Net decrease in non-cash working capital	30,689	25,479	7,905	1,126
Net cash provided by continuing operations activities	358,050	467,652	658,731	866,443
Investing Activities
Property additions and dry hole costs	(309,641)	(267,791)	(678,043)	(516,876)
Acquisition of oil and natural gas properties	—	—	(1,383)	—
Net cash required by investing activities	(309,641)	(267,791)	(679,426)	(516,876)
Financing Activities
Borrowings on revolving credit facility	100,000	100,000	350,000	200,000
Repayment of revolving credit facility	(100,000)	(100,000)	(150,000)	(200,000)
Retirement of debt	—	(50,000)	—	(50,000)
Repurchase of common stock	(2,548)	(55,887)	(102,620)	(105,887)
Cash dividends paid	(46,386)	(45,772)	(93,412)	(91,545)
Withholding tax on stock-based incentive awards	19	(28)	(7,654)	(25,298)
Distributions to noncontrolling interest	(11,210)	(38,209)	(18,165)	(61,210)
Finance lease obligation payments	(370)	(167)	(486)	(331)
Issue costs of debt facility	(18)	—	(18)	—
Net required by financing activities	(60,513)	(190,063)	(22,355)	(334,271)
Effect of exchange rate changes on cash and cash equivalents	(1,179)	391	(888)	1,249
Net (decrease) increase in cash and cash equivalents	(13,283)	10,189	(43,938)	16,545
Cash and cash equivalents at beginning of period	392,914	323,430	423,569	317,074
Cash and cash equivalents at end of period	$379,631	$333,619	$379,631	$333,619

MURPHY OIL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(Thousands of dollars)	June 30, 2025	December 31, 2024 [1]
ASSETS
Cash and cash equivalents	$379,631	$423,569
Other current assets	382,494	361,710
Property, plant and equipment, net	8,347,423	8,054,653
Operating lease assets, net	673,223	777,536
Other long-term assets	56,744	50,011
Total assets	$9,839,515	$9,667,479
LIABILITIES AND EQUITY
Current maturities of long-term debt, finance lease	$910	$871
Accounts payable	509,225	472,165
Operating lease liabilities	190,659	253,208
Other current liabilities	208,503	216,570
Long-term debt, including finance lease obligation	1,474,959	1,274,502
Asset retirement obligations	980,109	960,804
Non-current operating lease liabilities	494,561	537,381
Other long-term liabilities	623,409	610,135
Total liabilities	$4,482,335	$4,325,636
Murphy Shareholders' Equity	5,198,526	5,194,250
Noncontrolling interest	158,654	147,593
Total liabilities and equity	$9,839,515	$9,667,479
1 Reclassified to conform to current presentation.

MURPHY OIL CORPORATION
SCHEDULE OF ADJUSTED NET INCOME (LOSS) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Millions of dollars, except per share amounts)	2025	2024	2025	2024
Net income attributable to Murphy (GAAP) [1]	$22.3	$127.7	$95.3	$217.7
Discontinued operations (income) loss	(1.3)	0.6	(0.7)	1.5
Net income from continuing operations attributable to Murphy	21.0	128.3	94.6	219.2
Adjustments:
Foreign exchange loss (gain)	34.3	(5.5)	34.3	(16.0)
Mark-to-market (gain) on derivative instruments	(10.3)	—	(1.4)	—
Impairment of assets	—	—	—	34.5
Write-off of previously suspended exploration well	—	—	—	26.1
Total adjustments, before taxes	24.0	(5.5)	32.9	44.6
Income tax (benefit) expense related to adjustments	(6.5)	1.4	(8.3)	(8.8)
Total adjustments, after taxes	17.5	(4.1)	24.6	35.8
Adjusted net income from continuing operations attributable to Murphy (Non-GAAP)	$38.5	$124.2	$119.2	$255.0
Adjusted net income from continuing operations per average diluted share (Non-GAAP)	$0.27	$0.81	$0.83	$1.66
1 Excludes amounts attributable to a noncontrolling interest in MP GOM.
Non-GAAP Financial Measures
Presented above is a reconciliation of net income to adjusted net income from continuing operations attributable to Murphy. Adjusted net income excludes certain items that management believes affect the comparability of results between periods. Management believes this is important information to provide because it is used by management to evaluate the Company’s operational performance and trends between periods and relative to its industry competitors. Management also believes this information may be useful to investors and analysts to gain a better understanding of the Company’s financial results. Adjusted net income is a non-GAAP financial measure and should not be considered a substitute for net income as determined in accordance with GAAP.
The pretax and income tax impacts for adjustments in the above table are shown below by area of operation and geographical location and corporate, as applicable, and exclude the share attributable to noncontrolling interests.

	Three Months Ended June 30, 2025			Six Months Ended June 30, 2025
(Millions of dollars)	Pretax	Tax	Net	Pretax	Tax	Net
Corporate	$24.0	$(6.5)	$17.5	$32.9	$(8.3)	$24.6
Total adjustments	$24.0	$(6.5)	$17.5	$32.9	$(8.3)	$24.6

MURPHY OIL CORPORATION
SCHEDULE OF EBITDA, ADJUSTED EBITDA, EBITDAX AND ADJUSTED EBITDAX (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Millions of dollars)	2025	2024	2025	2024
Net income attributable to Murphy (GAAP) [1]	$22.3	$127.7	$95.3	$217.7
Income tax expense	1.1	32.7	33.8	62.7
Interest expense, net	25.1	21.0	48.6	41.0
Depreciation, depletion and amortization expense [1]	250.8	207.3	438.2	410.1
EBITDA attributable to Murphy (Non-GAAP)	299.3	388.7	615.9	731.5
Exploration expenses	10.3	42.7	24.8	87.1
EBITDAX attributable to Murphy (Non-GAAP)	$309.6	$431.4	$640.7	$818.6

EBITDA attributable to Murphy (Non-GAAP)	$299.3	$388.7	$615.9	$731.5
Foreign exchange loss (gain)	34.3	(5.4)	34.3	(15.9)
Accretion of asset retirement obligations [1]	12.9	11.7	25.4	23.1
Mark-to-market (gain) on derivative instruments	(10.3)	—	(1.4)	—
Impairment of asset	—	—	—	34.5
Write-off of previously suspended exploration well	—	—	—	26.1
Discontinued operations (income) loss	(1.3)	0.6	(0.7)	1.5
Adjusted EBITDA attributable to Murphy (Non-GAAP)	$334.9	$395.6	$673.5	$800.8
Other exploration expenses [2]	10.3	42.7	24.8	61.0
Adjusted EBITDAX attributable to Murphy (Non-GAAP)	$345.2	$438.3	$698.3	$861.8
1 Excludes amounts attributable to a noncontrolling interest in MP GOM.
2 Other exploration expenses consist of exploration expenses as reported in the consolidated statement of operations excluding amounts relating to the write-off of previously suspended exploration well included in Adjusted EBITDA calculation above.
Non-GAAP Financial Measures
Presented above is a reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, earnings before interest, taxes, depreciation and amortization, and exploration expenses (EBITDAX) and adjusted EBITDAX. Management believes EBITDA, adjusted EBITDA, EBITDAX and adjusted EBITDAX are important information to provide because they are used by management to evaluate the Company’s operational performance and trends between periods and relative to its industry competitors. Adjusted EBITDAX exclude certain items that management believes affect the comparability of results between periods. Management also believes this information may be useful to investors and analysts to gain a better understanding of the Company’s financial results. EBITDA, adjusted EBITDA, EBITDAX and adjusted EBITDAX are non-GAAP financial measures and should not be considered a substitute for net income or Cash provided by operating activities as determined in accordance with GAAP.

MURPHY OIL CORPORATION
SCHEDULE OF FREE CASH FLOW AND ADJUSTED FREE CASH FLOW (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Millions of dollars)	2025	2024	2025	2024
Net cash provided by continuing operations activities (GAAP)	$358.1	$467.7	$658.7	$866.4
Exclude: increase (decrease) in non-cash working capital	(30.7)	(25.5)	(7.9)	(1.1)
Operating cash flow excluding working capital adjustments	327.4	442.2	650.8	865.3
Less: property additions and dry hole costs [1]	(309.6)	(267.8)	(678.0)	(516.9)
Free cash flow (Non-GAAP)	$17.8	$174.4	$(27.2)	$348.4
Less: cash dividends paid	(46.4)	(45.8)	(93.4)	(91.5)
Less: distributions to noncontrolling interest	(11.2)	(38.2)	(18.2)	(61.2)
Less: withholding tax on stock-based incentive awards	—	—	(7.7)	(25.3)
Less: acquisition of oil and natural gas properties	—	—	(1.4)	—
Adjusted free cash flow (Non-GAAP)	$(39.8)	$90.4	$(147.9)	$170.4
1 Property additions for the 2025 period includes a payment of $125.0 million for the purchase of a floating production, storage, and offloading vessel in U.S. Offshore, including amounts attributable to a noncontrolling interest in MP GOM.

Non-GAAP Financial Measures
Presented above is a reconciliation of net cash provided by continuing operations activities to free cash flow (FCF) and adjusted FCF. Management believes FCF and adjusted FCF are important information to provide because they are additional measures of liquidity and are used by management to evaluate the Company’s ability to internally generate cash, excluding the timing impacts of working capital, and to measure funds available for investing and financing activities. Management also believes this information may be useful to investors and analysts to monitor the Company’s financial health and its performance over time. Adjusted FCF excludes certain items that management believes affect the comparability of results between periods. FCF and adjusted FCF are non-GAAP and should not be considered a substitute for net cash provided by operating, investing, or financing activities as determined in accordance with GAAP.

MURPHY OIL CORPORATION
FUNCTIONAL RESULTS OF OPERATIONS (unaudited)

	Three Months Ended June 30, 2025		Three Months Ended June 30, 2024
(Millions of dollars)	Revenues	Income (Loss)	Revenues	Income (Loss)
Exploration and production
United States [1]	$553.5	$86.5	$679.5	$185.7
Canada	128.3	10.5	119.0	8.9
Other	2.9	(7.3)	4.3	(10.1)
Total exploration and production	684.7	89.7	802.8	184.5
Corporate	10.9	(55.9)	—	(27.7)
Income from continuing operations	695.6	33.8	802.8	156.8
Discontinued operations, net of tax	—	1.3	—	(0.6)
Net income including noncontrolling interest	$695.6	$35.1	$802.8	$156.2
Less: Net income attributable to noncontrolling interest		12.8		28.5
Net income attributable to Murphy		$22.3		$127.7

	Six Months Ended June 30, 2025		Six Months Ended June 30, 2024
(Millions of dollars)	Revenues	Income (Loss)	Revenues	Income (Loss)
Exploration and production
United States ¹	$1,063.0	$194.4	$1,339.1	$320.2
Canada	294.0	52.0	255.9	28.3
Other	2.9	(18.5)	4.2	(20.9)
Total exploration and production	1,359.9	227.9	1,599.2	327.6
Corporate	1.4	(104.1)	—	(55.2)
Income from continuing operations	1,361.3	123.8	1,599.2	272.4
Discontinued operations, net of tax	—	0.7	—	(1.5)
Net income including noncontrolling interest	$1,361.3	$124.5	$1,599.2	$270.9
Less: Net income attributable to noncontrolling interest		29.2		53.2
Net income attributable to Murphy		$95.3		$217.7
1 Includes results attributable to a noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
PRODUCTION-RELATED EXPENSES (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars per barrel of oil equivalents sold)	2025	2024	2025	2024
United States – Onshore
Lease operating expense	$8.20	$14.61	$10.08	$14.14
Severance and ad valorem taxes	2.66	3.73	2.96	3.66
Depreciation, depletion and amortization expense	29.88	29.64	29.68	29.04

United States – Offshore [1]
Lease operating expense	$20.91	$23.58	$21.13	$21.96
Severance and ad valorem taxes	0.14	0.07	0.11	0.06
Depreciation, depletion and amortization expense	16.93	13.44	16.21	13.45

Canada – Onshore
Lease operating expense	$4.98	$5.43	$5.21	$5.46
Severance and ad valorem taxes	0.05	0.06	0.05	0.06
Depreciation, depletion and amortization expense	4.20	4.76	4.29	4.86

Canada – Offshore
Lease operating expense	$17.86	$22.60	$17.29	$24.43
Depreciation, depletion and amortization expense	11.47	12.00	9.59	10.71

Total E&P continuing operations [1]
Lease operating expense	$11.95	$15.27	$12.83	$14.83
Severance and ad valorem taxes	0.60	0.61	0.59	0.62
Depreciation, depletion and amortization expense [2]	14.28	12.52	13.70	12.64

Total oil and gas continuing operations – excluding noncontrolling interest
Lease operating expense [3]	$11.80	$15.09	$12.67	$14.69
Severance and ad valorem taxes	0.62	0.64	0.61	0.64
Depreciation, depletion and amortization expense [2]	14.28	12.52	13.71	12.65
1 Includes amounts attributable to a noncontrolling interest in MP GOM.
2 Excludes expenses attributable to the Corporate segment.
3 Lease operating expense per barrel of oil equivalent sold for total oil and gas continuing operations, excluding NCI and workover costs, was $8.76 and $10.42 for the three months ended June 30, 2025 and 2024, respectively and $9.50 and $10.58 for the six months ended June 30, 2025 and 2024, respectively.

MURPHY OIL CORPORATION
CAPITAL EXPENDITURES (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Millions of dollars)	2025	2024	2025	2024
Exploration and production
United States [1]	$178.4	$225.8	$500.5	$414.3
Canada	45.7	42.2	101.1	109.5
Other	26.7	21.2	69.8	32.5
Total	250.8	289.2	671.4	556.3

Corporate	2.8	4.2	7.0	8.4
Total capital expenditures - continuing operations [1]	253.6	293.4	678.4	564.7

Less: capital expenditures attributable to noncontrolling interest	2.8	1.6	24.7	8.9
Total capital expenditures - continuing operations attributable to Murphy [2]	250.8	291.8	653.7	555.8

Charged to exploration expenses [3]
United States [1]	2.2	30.6	7.3	63.8
Canada	—	0.1	0.1	0.2
Other	5.9	9.1	13.6	17.4
Total charged to exploration expenses - continuing operations [1,3]	8.1	39.8	21.0	81.4

Less: charged to exploration expenses attributable to noncontrolling interest	0.1	—	0.1	—
Total charged to exploration expenses - continuing operations attributable to Murphy [4]	8.0	39.8	20.9	81.4

Total capitalized - continuing operations attributable to Murphy	$242.8	$252.0	$632.8	$474.4
1 Includes amounts attributable to a noncontrolling interest in MP GOM.
2 For the three months ended June 30, 2025 and 2024, there were no acquisition-related costs incurred. For the six months ended June 30, 2025, total capital expenditures attributable to Murphy, excluding acquisition-related costs of $105.6 million, primarily related to the purchase of a floating production, storage, and offloading vessel in U.S. Offshore (2024: nil), is $548.1 million (2024: $555.8 million).
3 For the three-month and six-month ended June 30, 2025, total charged to exploration expense attributable to Murphy, excludes amortization of undeveloped leases of $2.3 million (2024: $3.0 million) and $3.9 million (2024 $5.8 million), respectively.
4 For the three months ended June 30, 2025 and 2024, no amounts were expensed for previously suspended exploration costs. For the six months ended June 30, 2025, total charged to exploration expense attributable to Murphy, excluding previously suspended exploration costs of nil (2024: $26.1 million), is $20.9 million (2024: $55.3 million).

MURPHY OIL CORPORATION
PRODUCTION SUMMARY (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Barrels per day unless otherwise noted)	2025	2024	2025	2024
Net crude oil and condensate
United States - Onshore	28,519	19,873	22,779	20,127
United States - Offshore [1]	58,840	66,818	57,222	66,448
Canada - Onshore	2,307	2,978	2,445	2,617
Canada - Offshore	5,638	7,506	7,237	6,885
Other	296	245	275	245
Total net crude oil and condensate	95,600	97,420	89,958	96,322
Net natural gas liquids
United States - Onshore	5,557	4,125	4,818	4,145
United States - Offshore [1]	4,720	4,505	4,265	4,596
Canada - Onshore	494	494	516	474
Total net natural gas liquids	10,771	9,124	9,599	9,215
Net natural gas – thousands of cubic feet per day
United States - Onshore	32,389	23,197	29,306	23,714
United States - Offshore [1]	52,964	57,762	52,062	55,462
Canada - Onshore	454,310	406,856	400,898	381,155
Total net natural gas	539,663	487,815	482,266	460,331
Total net hydrocarbons - including NCI [2,3]	196,315	187,847	179,935	182,259
Noncontrolling interest
Net crude oil and condensate – barrels per day	(6,070)	(6,717)	(5,925)	(6,608)
Net natural gas liquids – barrels per day	(244)	(217)	(207)	(214)
Net natural gas – thousands of cubic feet per day	(1,942)	(2,003)	(1,590)	(2,039)
Total noncontrolling interest [2,3]	(6,638)	(7,268)	(6,397)	(7,162)
Total net hydrocarbons - excluding NCI [2,3]	189,677	180,579	173,538	175,097
1 Includes net volumes attributable to a noncontrolling interest in MP GOM.
2 Natural gas converted on an energy equivalent basis of 6:1.
3 NCI – noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
SALES SUMMARY (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Barrels per day unless otherwise noted)	2025	2024	2025	2024
Net crude oil and condensate
United States - Onshore	28,520	19,873	22,779	20,127
United States - Offshore [1]	58,469	67,507	56,313	67,781
Canada - Onshore	2,307	2,978	2,444	2,617
Canada - Offshore	7,762	5,645	9,436	6,322
Other	457	469	230	240
Total net crude oil and condensate	97,515	96,472	91,202	97,087
Net natural gas liquids
United States - Onshore	5,557	4,125	4,819	4,145
United States - Offshore [1]	4,720	4,505	4,264	4,596
Canada - Onshore	494	494	516	474
Total net natural gas liquids	10,771	9,124	9,599	9,215
Net natural gas – thousands of cubic feet per day
United States - Onshore	32,388	23,197	29,306	23,714
United States - Offshore [1]	52,964	57,762	52,062	55,462
Canada - Onshore	454,310	406,855	400,898	381,155
Total net natural gas	539,662	487,814	482,266	460,331
Total net hydrocarbons - including NCI [2,3]	198,230	186,898	181,179	183,024
Noncontrolling interest
Net crude oil and condensate – barrels per day	(6,014)	(6,792)	(5,792)	(6,798)
Net natural gas liquids – barrels per day	(243)	(217)	(207)	(214)
Net natural gas – thousands of cubic feet per day	(1,942)	(2,003)	(1,590)	(2,039)
Total noncontrolling interest [2,3]	(6,581)	(7,343)	(6,264)	(7,352)
Total net hydrocarbons - excluding NCI [2,3]	191,649	179,555	174,915	175,672
1 Includes net volumes attributable to a noncontrolling interest in MP GOM.
2 Natural gas converted on an energy equivalent basis of 6:1.
3 NCI – noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
WEIGHTED AVERAGE PRICE SUMMARY (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Crude oil and condensate – dollars per barrel
United States - Onshore	$64.00	$80.71	$66.84	$78.76
United States - Offshore [1]	64.48	81.67	68.23	79.61
Canada - Onshore [2]	59.94	72.25	61.73	70.24
Canada - Offshore [2]	64.76	84.34	70.39	85.25
Other [2]	70.86	100.92	70.86	96.43
Natural gas liquids – dollars per barrel
United States - Onshore	19.56	19.48	21.07	20.08
United States - Offshore [1]	19.35	22.77	22.75	23.56
Canada - Onshore [2]	33.84	35.46	35.00	35.16
Natural gas – dollars per thousand cubic feet
United States - Onshore	2.75	1.59	3.03	1.77
United States - Offshore [1]	3.47	2.00	3.89	2.32
Canada - Onshore [2]	1.65	1.37	1.96	1.68
1 Prices include the effect of noncontrolling interest in MP GOM.
2 U.S. dollar equivalent.

MURPHY OIL CORPORATION
FIXED PRICE FORWARD SALES AND COMMODITY HEDGE POSITIONS
AS OF AUGUST 4, 2025 (unaudited)

			Volumes (MMCF/d)	Price/MCF	Remaining Period
Area	Commodity	Type [1]			Start Date	End Date
Canada	Natural Gas	Fixed price forward sales	40	C$2.75	7/1/2025	12/31/2025
Canada	Natural Gas	Fixed price forward sales	50	C$3.03	1/1/2026	12/31/2026
1 Fixed price forward sale contracts listed above are accounted for as normal sales and purchases for accounting purposes.

			Volumes (MMCF/d)	Price/MCF	Remaining Period
Area	Commodity	Type			Start Date	End Date
United States	Natural Gas	Fixed price derivative swap	60	US$3.65	7/1/2025	9/30/2025
United States	Natural Gas	Fixed price derivative swap	60	US$3.74	10/1/2025	12/31/2025